Exhibit 99.2

Expansion into Chattanooga, TN

Acquisition of CapitalMark Bank & Trust

M. Terry Turner, President and CEO Harold R. Carpenter, EVP and CFO

April 8, 2015

Safe Harbor Statement

All statements, other than statements of historical fact included in this presentation, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits to Pinnacle Financial Partners, Inc. ("Pinnacle") of the proposed merger transaction, Pinnacle's future financial and operating results (including the anticipated impact of the merger on Pinnacle's earnings and tangible book value) and Pinnacle's plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customers, suppliers or employee relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of the two companies' businesses, (5) the failure of CapitalMark's shareholders to approve the merger, (6) the amount of the costs, fees, expenses and charges related to the merger, (7) the ability to obtain required governmental approvals of the proposed terms of the merger, (8) reputational risk and the reaction of the parties' customers to the proposed merger, (9) the failure of the closing conditions to be satisfied, (10) the risk that the integration of CapitalMark's operations with Pinnacle's will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Pinnacle's issuance of additional shares of its common stock in the merger and (13) general competitive, economic, politics of and market conditions. Additional factors which could affect the forward looking statements can be found in Pinnacle's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission (the "SEC") and available on the SEC's website at http://www.sec.gov. Pinnacle and CapitalMark Bank &Trust ("CapitalMark") disclaim any obligation to update or revise any forward-looking statements contained in this presentation which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, Pinnacle intends to file a registration statement on Form S-4 with the SEC to register the shares of Pinnacle common stock that will be issued to CapitalMark's shareholders in connection with the transaction. The registration statement will include a proxy statement/prospectus (that will be delivered to CapitalMark's shareholders in connection with their required approval of the proposed merger) and other relevant materials in connection with the proposed merger transaction involving Pinnacle Bank and CapitalMark.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, CAPITALMARK AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 150 3rd Avenue South, Suite 980, Nashville, TN 37201, Attention: Investor Relations (615) 744-3742 or CapitalMark, 801 Broad St., Chattanooga, TN 37402, Attention: Investor Relations (423) 386-2828.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

2

Pinnacle FINANCIAL PARTNERS

Pinnacle's Focus is on Long-term Shareholder Value

PNFP is working its long-term plan

5-Year Horizon	Q1' 15 Progress
1. Expand CRE asset class ✓	⇨ All four critical hires currently onboard
2. Expand to Tennessee's other urban markets a) Chattanooga ✓ b) Memphis	⇨ Negotiated acquisition of CapitalMark
3. Increase assets to > $10B	
4. Increased capital allocation to fee businesses that can drive shareholder value ✓	⇨ Completed investment in BHG which is projected to yield 7 – 9% EPS accretion ⇨ Filed broker-dealer application, PNFP Capital Markets to be operational in a few months
5. Continued focus on bottom line results ✓	⇨ Q1' 15 investor call on 4/22

3

Pinnacle FINANCIAL PARTNERS

Pinnacle Has Targeted Four Urban Markets

Chattanooga is an important piece of the puzzle

Significant Regional Bank Competitors

1. First Horizon 1. Bank of America 1. First Horizon 1. First Horizon

2. Regions 2. Regions 2. SunTrust 2. SunTrust

3. SunTrust 3. SunTrust 3. Regions 3. Regions

4

CapitalMark Transaction Rationale

- **CapitalMark is an ideal merger partner for PNFP**
  - Largest local bank in Chattanooga MSA
  - 5-year Loan and Deposit CAGRs of 18%
  - Q1'15: 1.00% ROAA, 11.7% ROACE and 59.8% Efficiency Ratio
  - FY 2014: 0.83% ROAA, 10.0% ROACE and 58.4% Efficiency Ratio

- **CapitalMark's market share positions Pinnacle to attack the same vulnerable regional banks**
  - 4th in Nashville
  - 4th in Chattanooga
  - 6th in Knoxville

- **CapitalMark's commercial client orientation is virtually identical to Pinnacle's**

- **Attractive financial impact**
  - $7+ billion in pro forma total assets
  - Immediately accretive to earnings; approximately 5% long-term EPS accretion
  - Less than 2% day-one TBV dilution; accretive to tangible book value in 2.5 years
  - Approximately 20% IRR

5
Pinnacle FINANCIAL PARTNERS

CapitalMark is an Ideal Partner for PNFP

Since its founding in 2007, CapitalMark has produced Pinnacle?like organic growth

Assets Loans

$968

$1,000 $930 $1,000

$828

$780 $765

$718

$750 $662 $750

$584

$464 $459

$500 $391 $500 $363

$315 $328

$250 $250

$0 $0

2009 2010 2011 2012 2013 2014 Q1’15 2009 2010 2011 2012 2013 2014 Q1’15

Deposits Tangible Common Equity

$1,000 $100

$840

$781 $77 $80

$750 $673 $685 $75 $67 $67

$573

$52

$500 $406 $50 $40 $46

$336

$250 $25

$0 $0

2009 2010 2011 2012 2013 2014 Q1’15 2009 2010 2011 2012 2013 2014 Q1’15

Source: SNL Financial, Company Documents Note: Dollars in millions

CapitalMark is an Ideal Partner for PNFP

CapitalMark has matured to the point of rapid operating leverage, much like Pinnacle

Net Income to Common ROAA

$10,000 1.20%

$9,042

1.00%

$8,000 $7,185 1.00% 0.91%

0.83%

$6,448 0.80% 0.72% 0.75% 0.73%

$6,000 $5,629 0.65%

0.60%

$4,913 0.61%

$4,000 $3,129 $3,244 $4,291 0.58%

$2,674 0.40%

$2,000 0.20%

$0 0.00%

2009 2010 2011 2012 2013 2014 Q1’15* 2009 2010 2011 2012 2013 2014 Q1’15

Net Interest Margin Efficiency Ratio

4.5% 75.0% 72.7%

4.2% 68.9%

4.2% 4.0% 70.0%

3.9% 3.8% 3.8% 3.9% 65.0% 64.2% 62.4% 63.4%

3.5% 3.6% 59.8%

3.6% 60.0% 58.4%

3.3% 55.0%

3.0% 50.0%

2009 2010 2011 2012 2013 2014 Q1’15 2009 2010 2011 2012 2013 2014 Q1’15

Source: SNL Financial, Company Documents

Note: Dollars in thousands; yellow shading indicates net income  attributable to realized gain on securities in

FY 2012 and 2013; assumes 35% tax rate; CapitalMark became a  fully?taxable entity in 2011; * Q1’15 Net Income to Common annualized

CapitalMark is an Ideal Partner for PNFP

CapitalMark’s disciplined credit culture has produced outstanding asset quality

NPLs / Loans NPAs / Assets

5.0%

4.1% 4.0% 3.7%

4.0%

3.0%

3.0% 2.7%

2.3% 2.4% 1.9%

2.0% 1.7%

2.0% 1.4%

1.2% 1.1% 1.0%

0.9% 0.8%

1.0% 1.0%

0.1%

0.0% 0.0%

2009 2010 2011 2012 2013 2014 Q1’15 2009 2010 2011 2012 2013 2014 Q1’15

ALLL / Gross Loans NCOs / Avg. Loans

2.0% 1.8% 1.5%

1.2%

1.4%

1.5% 1.3%

1.3% 1.2% 1.0%

1.0% 1.0%

1.0%

0.5% 0.5%

0.5% 0.3%

0.5%

0.1% 0.2%

0.0%

0.0% 0.0%

2009 2010 2011 2012 2013 2014 Q1’15 2009 2010 2011 2012 2013 2014 Q1’15

Source: SNL Financial, Company Documents Note: Nonperforming loans and assets include TDRs

CapitalMark is an Ideal Partner for PNFP

CapitalMark is a “topquartile” grower that should actually increase PNFPs growth rate

CapitalMark vs Selected De Novo Banks

$1,000 Assets CapitalMark $930

Assets De Novo Bank 75th Percentile $883

$900 Loans CapitalMark

Loans De Novo Bank 75th Percentile $790

$800 Deposits ? CapitalMark $781

$710

Deposits ? De Novo Bank 75th Percentile

$700 $718

$600

$491

$500

$407

$400 $357

$300

$205

$200

$100 $40

$0

0 1 2 3 4 5 6 7 7.75

Year

Source: SNL Financial

Note: Bank level data; Selected de novo banks defined as nationwide de novo banks founded between 2003

2008 with total assets greater than $250 million as of December 31, 2014 excluding merger targets and  defunct or merged banks (1): As of December 31, 2014

CapitalMark is an Ideal Partner for PNFP

CapitalMark’s model generally matches PNFP’s with great potential for revenue synergies

CapitalMark Bank & Trust PNFP Long?term Targets

Q1’15 3.85%

NIM FY 2014 3.81 3.7% ? 3.9%

3yr Avg 3.71

Q1’15 0.38%

NII / AA (1) FY 2014 0.36 0.8% ? 1.0%

3yr Avg 0.13

Q1’15 2.40%

NIE / AA FY 2014 2.34 2.1% ? 2.3%

3yr Avg 2.40

Q1’15 59.8%

Efficiency

FY 2014 58.4 ??

Ratio

3yr Avg 61.4

Q1’15 1.00%

ROAA FY 2014 0.83 1.2% ? 1.4%

3yr Avg 0.82

Q1’15 11.70%

ROACE FY 2014 9.96 ??

3yr Avg 9.83

Q1’15 0.01%

NCOs / Avg

FY 2014 0.46 0.2% ? 0.35%

Loans

3yr Avg 0.37

Source: SNL Financial, Company Documents

Note: Bank level data; 3?year average is for FY 2012?2014 (1): Excludes securities gains

CapitalMark Positions PNFP to Attack Regionals

Pinnacle and CapitalMark are "market-best" at taking share from legacy market leaders

Nashville

2014 Rank	Institution	Market Share 2014	Market Share 2000	Change
4	**Pinnacle Financial Partners Inc.**	**9.36 %**	**1.67 %**	**7.69 %**
10	Franklin Financial Network Inc.	2.25	-	2.25
5	First Horizon National Corp.	6.72	5.13	1.59
7	Fifth Third Bancorp	3.40	2.29	1.11
8	Wilson Bank Holding Co.	3.39	2.34	1.05
9	Wells Fargo & Co.	3.03	2.05	0.98
1	**Bank of America Corp.**	**15.30**	**14.59**	**0.71**
6	U.S. Bancorp	3.63	7.35	(3.72)
3	**SunTrust Banks Inc.**	**12.37**	**18.60**	**(6.23)**
2	**Regions Financial Corp.**	**15.19**	**29.06**	**(13.87)**

Knoxville

2014 Rank	Institution	Market Share 2014	Market Share 2007	Change
6	**Pinnacle Financial Partners Inc.**	**3.44 %**	**0.03 %**	**3.41 %**
5	BB&T Corp.	7.95	6.19	1.76
18	**CapitalMark Bank & Trust**	**0.99**	**-**	**0.99**
10	Clayton HC Inc.	1.72	1.10	0.62
8	Bank of America Corp.	1.96	2.00	(0.04)
2	**SunTrust Banks Inc.**	**16.14**	**16.19**	**(0.05)**
9	Twin Cities Financial Services Inc.	1.80	1.96	(0.16)
4	Home Federal Bank of Tennessee	10.62	10.87	(0.25)
1	**First Horizon National Corp.**	**18.46**	**19.11**	**(0.65)**
7	MoneyTree Corp.	2.16	2.83	(0.67)
3	**Regions Financial Corp.**	**14.67**	**18.25**	**(3.58)**

Chattanooga

2014 Rank	Institution	Market Share 2014	Market Share 2007	Change
4	**CapitalMark Bank & Trust**	**6.01 %**	**0.52 %**	**5.49 %**
1	**First Horizon National Corp.**	**24.23**	**19.89**	**4.34**
8	Sequatchie Valley Bancshares Inc.	3.27	2.78	0.49
9	First Security Group Inc.	3.23	3.28	(0.05)
10	Bank of America Corp.	2.67	2.81	(0.14)
6	Cornerstone Bancshares Inc.	3.90	4.06	(0.16)
5	First Volunteer Corp.	4.89	5.53	(0.64)
2	**SunTrust Banks Inc.**	**18.74**	**21.01**	**(2.27)**
7	N W Services Corp.	3.61	6.24	(2.63)
3	**Regions Financial Corp.**	**13.58**	**17.90**	**(4.32)**

Source: SNL Financial

Note: Deposit data as of June 30th; tables include current top 10 institutions by deposit market share

11

Pinnacle FINANCIAL PARTNERS

CapitalMark’s Commercial Strategy is Like Pinnacle’s

CapitalMark’s team of relationship managers is highly experienced

The CapitalMark Team

Banker Years Banker Years

R. Craig Holley 32 Banker 10 16

Kenny C. Dyer 37 Banker 11 16

R. Ryan Murphy 33 Banker 12 15

Banker 1 41 Banker 13 14

Banker 2 36 Banker 14 12

Banker 3 28 Banker 15 11

Banker 4 27 Banker 16 10

Banker 5 24 Banker 17 9

Banker 6 23 Banker 18 9

Banker 7 20 Banker 19 9

Banker 8 18 Banker 20 8

Banker 9 18 Banker 21 8

Average Years of Experience: 20 years

Source: Company Documents

CapitalMark's Commercial Strategy is Like Pinnacle's

CapitalMark's loan mix highlights its commercial orientation

PNFP


5.2%
7.0%
15.7%
4.0%
13.0%
16.6%
38.5%

Loans ($000)		
Construction & Land	$322,466	7.0%
1-4 Family	723,212	15.7%
Multi-Family	183,126	4.0%
CRE - Income Producing	596,446	13.0%
CRE - Owner-Occupied	764,519	16.6%
C&I	1,773,960	38.5%
Consumer & Other	240,336	5.2%
Total	$4,604,065	100.0%

C&I + CRE - Owner-Occupied Loans:	55.1%
Total Commercial Loans:	68.1%

CapitalMark


1.8%
9.2%
18.0%
3.5%
18.6%
23.3%
25.7%

Loans ($000)		
Construction & Land	$65,879	9.2%
1-4 Family	128,896	18.0%
Multi-Family	24,856	3.5%
CRE - Income Producing	133,518	18.6%
CRE - Owner-Occupied	167,532	23.3%
C&I	184,563	25.7%
Consumer & Other	12,683	1.8%
Total	$717,927	100.0%

C&I + CRE - Owner-Occupied Loans:	49.0%
Total Commercial Loans:	67.6%

Pro Forma


4.8%
7.3%
16.0%
3.9%
13.7%
17.5%
36.8%

Loans ($000)		
Construction & Land	$388,345	7.3%
1-4 Family	852,108	16.0%
Multi-Family	207,982	3.9%
CRE - Income Producing	729,964	13.7%
CRE - Owner-Occupied	932,051	17.5%
C&I	1,958,523	36.8%
Consumer & Other	253,019	4.8%
Total	$5,321,992	100.0%

C&I + CRE - Owner-Occupied Loans:	54.3%
Total Commercial Loans:	68.0%

Source: SNL Financial
Note: Financial data as of December 31, 2014 per Call Reports; excludes purchase accounting adjustments

13

Pinnacle FINANCIAL PARTNERS

CapitalMark’s Commercial Strategy is Like Pinnacle’s

CapitalMark’s deposit mix highlights its commercial orientation

PNFP CapitalMark Pro Forma

9.0%	11.4%

19.3%

27.6%	26.4% 26.5%
63.4%	62.1%

54.3%

Deposits ($000) Deposits ($000) Deposits ($000)

Non?interest Bearing $1,321,053 27.6% Non?interest Bearing $ 150,825 19.3% Non?interest Bearing $1,471,878 26.5%

Int. Bearing Trans. & Savings 3,030,408 63.4% Int. Bearing Trans. & Savings 423,987 54.3% Int. Bearing Trans. & Savings 3,454,395 62.1%

Time Deposits 431,144 9.0% Time Deposits 205,688 26.4% Time Deposits 636,832 11.4%

Total Deposits $4,782,605 100.0% Total Deposits $ 780,500 100.0% Total Deposits $5,563,105 100.0%

Source: SNL Financial; Company Documents

Note: Financial data as of December 31, 2014; excludes purchase accounting adjustments

Transaction Structure

Consideration	• Fixed exchange ratio of 0.5000x • 90% Stock / 10% Cash consideration • Options rolled-over into similar PNFP options • 9.7% fully diluted ownership for CapitalMark
Transaction Value(1)	• $22.31 per share; $187.0 million in the aggregate • Price / Q1 '15 Tangible Book Value: 204% • Price / Q1 '15 Annualized EPS: 19.2x
CapitalMark Leadership	• R. Craig Holley (Chairman, President and CEO), Kenny C. Dyer (Banking Group President) and R. Ryan Murphy (EVP and Business Unit Group Head) retained • 1 Board seat – Charles E. Brock
Expected Closing	• Late Q3' 2015 / Early Q4' 2015 • Customary regulatory and CapitalMark shareholder approvals required • PNFP shareholder approval is not required

(1): Based on CapitalMark's 7.3 million common shares outstanding, 1.7 million options with a WAEP of $8.82 and PNFP's closing stock price of $44.61 as of April 7, 2015

15

Pinnacle FINANCIAL PARTNERS

Transaction Assumptions

• 3.3 million PNFP Common Shares to be issued

Consideration

• $16 million Cash Consideration, plus SBLF redemption of $18.2 million

Purchase • Mark to loan portfolio of approximately $20.5 million

Accounting • Mark to OREO of 30%

Adjustments • Core deposit intangible of 1.5% amortized straight?line over 10 years

• 30% cost savings

Cost Savings—Eventual operating environment projected to be similar to  PNFP’s

Knoxville franchise

—Approximately 80% phase?in for FY 2016; 100% thereafter

Merger Related • $11.5 million after?tax

Expenses

Comprehensive Due Diligence Overview

Key Focus Area	Action	Observation
Risk Management	• Key risk managers at Pinnacle participated in due diligence including CEO, CFO, CAO, CCO, CRM, etc.	• Due diligence process designed to be consistent with Pinnacle EWRM practices • Approximately one month
Credit	• Detail loan reviews on approximately 60% of loan portfolio. • Conducted portfolio review of consumer loan segments.	• CapitalMark's client selection process consistent with Pinnacle's • No pro forma loan concentration issues • Substantial in-market focus
Asset / Liability Sensitivity	• Detail review of investment securities and various interest rate risk scenarios	• CapitalMark's balance sheet is more liability sensitive – expect to mitigate for rising rates
Non-core Funding	• Deposit book reviewed with emphasis on liquidity risk and deposit concentrations	• CapitalMark's non-core funding is higher than Pinnacle's – new retail branch locations should fortify core funding
Compliance	• Compliance functions reviewed by Pinnacle EWRM manager and Chief Compliance Officer	• CapitalMark has developed a comprehensive and effective compliance risk management process
IT & Operations	• Pinnacle due diligence team gained meaningful understanding of IT and operational practices	• No findings that would delay operational integration
Personnel Practices and Policies	• Pinnacle due diligence team gained understanding of personnel practices and policies	• HR policies generally consistent with Pinnacle policies • Benefits in the aggregate we believe will be positively received

17

Pinnacle FINANCIAL PARTNERS

Financial Impact

• ~2.5% accretive in 2016

EPS Impact

• ~4.5% accretive in 2017

Tangible Book • Dilution at close of approximately 1.7%

Value Impact • Accretive to tangible book value in 2.5 years

• ~9% TCE / TA

Pro Forma • ~9.5% Leverage Ratio

Capital

• ~11.5% Total Capital

IRR • Approximately 20% IRR

18

Appendix

•	Overview of CapitalMark Bank & Trust
•	5?year Financial Summary
•	CapitalMark Management Biographies
•	Addition to PNFP Board of Directors
•	Chattanooga and Tennessee Market Demographics
•	Deposit Market Share – Tennessee
•	Deposit Market Share – MSAs

Overview of CapitalMark Bank & Trust

PNFP

CapitalMark Bank & Trust

Q1’15 Results

Assets $968 Loans 765 Deposits 840 TCE 80

ROAA 1.00 % ROAE 9.53 NIM 3.85 Efficiency Ratio 59.8

NPAs / Assets 1.0%

TCE / TA 8.3 % Leverage 10.5 Total RBC 11.9

•	Founded in 2007
•	4 branches strategically located in key TN markets
•	Seasoned management team with long?standing, in?market customer relationships
•	Commercial business model
•	Strong financial performance

Source: SNL Financial; Company Documents

5-Year Financial Summary

Dollars in Thousands	For the Year Ended December 31, 2010	2011	2012	2013	2014	For the Quarter Ended, 3/31/2015
Balance Sheet						
Total Assets	$464,038	$662,071	$780,139	$828,163	$930,377	$968,268
Gross Loans (Incl. HFS)	328,447	363,211	459,083	583,563	717,927	765,481
Deposits	405,961	572,967	672,541	684,751	780,500	840,426
Total Equity	46,192	70,703	85,314	85,182	95,247	98,526
Gross Loans (Excl. HFS) / Deposits	80.6 %	62.6 %	67.7 %	85.1 %	91.7 %	91.1 %
Net Loans (Excl. HFS) / Assets	69.2	53.5	57.5	69.5	76.1	78.3
Capital						
Tangible Common Equity / Tangible Assets	10.0 %	7.9 %	8.6 %	8.1 %	8.3 %	8.3 %
Tier 1 Leverage Ratio	10.5	11.3	10.7	10.9	10.3	10.5
Tier 1 Capital Ratio	12.9	16.1	15.6	13.5	11.8	11.1
Total Capital Ratio	14.2	17.1	16.7	14.6	12.7	11.9
Asset Quality						
NPLs (Incl. TDRs) / Loans	4.14 %	2.73 %	2.29 %	2.36 %	0.87 %	0.80 %
NPAs (Incl. TDRs) / Assets	3.74	1.91	1.44	1.70	1.05	0.99
Reserves / NPLs (Incl. TDRs)	44.3	45.9	58.8	51.4	114.5	119.3
Reserves / Loans	1.83	1.25	1.34	1.22	1.00	0.96
NCOs / Average Loans	0.14	1.23	0.16	0.50	0.46	0.01
Earnings & Profitability						
Net Income to Common Shareholders	$3,129	$3,244	$6,448	$5,629	$7,185	$2,261
Net Interest Margin	4.17 %	4.03 %	3.55 %	3.78 %	3.81 %	3.85 %
Efficiency Ratio	68.9	64.2	62.4	63.4	58.4	59.8
Non-Interest Income / Avg. Assets	0.26	0.25	0.23	0.40	0.36	0.38
Non-Interest Expense / Avg. Assets	2.86	2.64	2.30	2.55	2.34	2.40
ROAA	0.75	0.65	0.91	0.73	0.83	1.00
ROAE	7.00	5.99	8.66	6.88	8.15	9.53

Source: SNL Financial, Company Documents

21

Pinnacle Financial Partners

CapitalMark Management Biographies



R. Craig Holley
Chairman, President and Chief Executive Officer

Mr. Holley is Chairman, President and Chief Executive Officer of CapitalMark Bank & Trust. Mr. Holley earned his Bachelor of Science degree in Economics at Auburn University in Auburn, Alabama in 1979, and is a 1987 graduate of the School of Banking of the South at Louisiana State University. In 1998, he successfully completed Georgia State University's Management Development Program at the Center for Executive Education in Atlanta, Georgia; and is a 2002 graduate of the Center of Creative Leadership in Greensboro, North Carolina. Prior to founding CapitalMark, Mr. Holley worked for over 25 years with AmSouth Bank, serving as regional president for the bank's southeast Tennessee/North Georgia area. He is a member of the boards of directors of the Nashville Branch of the Federal Reserve Bank of Atlanta and Siskin Children's Institute. He is vice chairman of the Hunter Museum of American Art and past chair of the Chattanooga Economic Development Council . In addition, Mr. Holley serves on the FIS national CEO Strategic Planning Advisory Council.

Mr. Holley is a past member of the University of Tennessee at Chattanooga College of Business Advisory Board and of the Chancellor's Roundtable. He has served on the boards of directors of the Chattanooga Area Chamber of Commerce, United Way of Greater Chattanooga, ArtsBuild, Girls Preparatory School, Ochs Center for Metropolitan Studies, Chattanooga Neighborhood Enterprise, T.C. Thompson Children's Hospital Foundation, Tennessee River Gorge Trust, Cherokee Area Council of the Boy Scouts of America, First Things First, and the YMCA of Metropolitan Chattanooga.



Kenneth C. Dyer III
Banking Group President

Mr. Dyer serves as the Banking Group President. He graduated from the McCallie School and earned his Bachelor of Science Degree from the University of Tennessee at Chattanooga, where he was co-captain of the baseball team and a recipient of the Leadership Award during his tenure. Mr. Dyer graduated from the Stonier Graduate School of Banking, the Tennessee Bankers Association Advanced Commercial Lending School, and Regions Leadership University. A 33-year banking veteran, he was the former Chattanooga City President for Regions Bank. While at Regions, Mr. Dyer was named the 2005 Commercial Banking Executive of the Year for the MidSouth Region. He previously served as the Regional President of Frontier Bank. In 1978, he began his banking career as a management trainee with Pioneer Bank holding several management positions and eventually ascended to the position of President in 1998. Mr. Dyer has served on several civic boards including the Advisory Board of the University of Tennessee at Chattanooga Department of Finance, the United Way of Chattanooga, the Chattanooga Community Development Financial Institution, Chattanooga Neighborhood Enterprises, and Better Business Bureau of Chattanooga. Additionally, he was president of McCallie School Alumni Association and was an active member the UTC Alumni Council.

Source: Company Documents

22

Pinnacle FINANCIAL PARTNERS

CapitalMark Management Biographies



Ryan Murphy
Business Unit Group Head

Mr. Murphy serves as Business Unit Group Head. He graduated from the Baylor School in Chattanooga and earned a degree in Corporate Finance and Investment Management from the University of Alabama. In 1992, he earned his degree from The Graduate School of Banking of the South at LSU. In 1997, he earned the Certified Cash Manager designation. He began his banking career in 1982 with First Tennessee Bank where he held posts varying from branch assistant manager, correspondent banking officer, and corporate banking officer. He went on to work for AmSouth Bank in Chattanooga as commercial banking officer and later, department head of Commercial Banking for the Southeast Tennessee and North Georgia region. He served as the Chattanooga Regional President for FSG Bank in Chattanooga. He serves on the board of Teen Challenge of the Mid-South, Chattanooga Metropolitan YMCA and is a member of Rotary of Chattanooga. He has served on the boards of The Heart Association, Senior Neighbors of Chattanooga and Chattanooga Prison Ministries. In addition, Mr. Murphy has worked in various capacities as a volunteer for the Boy Scouts, the Chattanooga Chamber of Commerce and the United Way of Chattanooga.

Source: Company Documents

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Pinnacle FINANCIAL PARTNERS

Addition to PNFP Board of Directors

Charles E. Brock is President and Chief Executive Officer of Launch Tennessee, a state?wide initiative to harness innovation, capital and the entrepreneurial spirit to make Tennessee the best place in the Southeast to start a business. He was formerly the Managing

Partner of FourBridges Capital Advisors, a middle?market investment bank based in Chattanooga that serves clients throughout the

Southeast. He has also served as the Executive Entrepreneur of CoLab, whose mission is to support entrepreneurs in the SE TN region.

Additionally, Charlie is a founding partner of Chattanooga Renaissance Fund, Chattanooga’s first angel capital group committed to helping fund and mentor startup companies in the region.

In 1998, he helped start Foxmark Media, growing it into one of the nation’s leading mall advertising companies, operating in over 35 markets. As the company’s CEO and largest shareholder, he structured three rounds of private financing before selling the company in 2006 to Australian based EYE Corp, one of the world’s leading out?of?home media companies. Prior to starting Foxmark, he held marketing and sales positions with Brock Candy Company and its successor, Brach and Brock Confections. Mr. Brock has commercial banking experience as a loan officer with SunTrust Bank. Mr. Brock is an active member of the Nashville chapter of the Entrepreneurs

Charlie Brock Organization, a worldwide network of over 9,000 business owners. Charlie serves on the board of the Boys & Girls Club, Outreach

Director Haiti, and as Endowment Chair at Good Shepherd Church. Mr. Brock has a B.A. from the University of the South, where he is a former member of the Board of Trustees. Charlie holds a Series 7 and Series 63 license, and is also a Series 24 Registered Securities Principal.

Source: Company Documents

Chattanooga Market

Chattanooga is Tennessee’s 4th largest MSA as measured by both population and deposits

Economic Drivers Recent Corporate Investments

Diversified industry base Investments Announced Since 2010

•	No business type employs greater than 20% 147 total projects; 57 new projects of the Chattanooga MSA workforce • Over $1.7 billion invested

•	Over 28,000 businesses employ over 260,000

people generating ~$41 billion in annual • Over 25,000 new jobs sales • Corporations include:

Tourism over $1 billion in revenue for first

time in 2014

Volkswagen Manufacturing Plant

• $1 billion investment in Chattanooga since

2008

• Over 3,200 Volkswagen employees & 9,500

indirect supplier employees

• Estimated $12 billion income growth effect

in Tennessee

Source: Company Documents, SNL Financial, Volkswagen Group, Chattanooga Chamber of Commerce, U.S. Department of Labor, Bureau of

Labor Statistics, Hoover’s, Nooga Media

Tennessee Market Demographics

Tennessee Market Demographics

Total Current 2014 ? 2019E Current 2014 ? 2019E

Deposits Population Pop. Growth Median HHI Median HHI Growth

Top 20 MSAs($Ms)(000s)(%)($)(%)

Nashville, TN $44,071 1,766 7.15% $ 50,439 4.84%

Memphis, TN?MS?AR 23,722 1,353 2.63 45,334 0.95

Knoxville, TN 14,748 855 2.68 44,405 5.00

Chattanooga, TN?GA 8,505 544 3.81 41,704 0.45

Kingsport?Bristol?Bristol, TN?VA 4,283 310 0.00 41,083 10.41

Clarksville, TN?KY 3,264 286 12.32 47,492 19.92

Johnson City, TN 2,764 202 2.07 38,013 7.36

Jackson, TN 2,029 131 0.95 39,102 0.90

Cleveland, TN 1,572 119 3.76 38,586 3.81

Morristown, TN 1,407 115 1.61 38,170 2.58

Cookeville, TN 2,039 107 1.66 32,142(2.96)

Tullahoma?Manchester, TN 1,402 100 0.20 39,943 0.90

Sevierville, TN 2,059 94 6.04 42,674 0.60

Greeneville, TN 890 69(0.45) 31,753(2.92)

Crossville, TN 950 58 3.55 37,174 3.45

Athens, TN 853 52 0.45 35,553(4.18)

Shelbyville, TN 585 46 2.27 40,887 6.99

Lawrenceburg, TN 579 42 0.90 35,333 3.60

McMinnville, TN 796 40(0.25) 34,464 5.10

Dyersburg, TN 658 38(0.25) 40,886 8.74

Tennessee $122,070 6,532 3.65 $ 43,390 3.81

United States $9,079,331 317,199 3.50 $ 51,579 4.58

Source: SNL Financial

Note: Deposit data as of June 30, 2014

Deposit Market Share – Tennessee

Tennessee		June '14	
		Total Deposits	Market Share
Rank	Institutions	($M)	(%)
1	Regions Financial Corp.	17,312	14.18
2	First Horizon National Corp.	16,052	13.15
3	SunTrust Banks Inc.	12,202	10.00
4	Bank of America Corp.	8,238	6.75
	Pro Forma	**5,416**	**4.44**
5	**Pinnacle Financial Partners**	**4,680**	**3.83**
6	U.S. Bancorp	2,622	2.15
7	BB&T Corp.	2,500	2.05
8	First South Bancorp Inc.	1,844	1.51
9	Wells Fargo & Co.	1,790	1.47
10	Home Federal Bank of Tennessee	1,678	1.37
11	Wilson Bank Holding Company	1,610	1.32
12	Fifth Third Bancorp	1,555	1.27
13	Simmons First National Corp.	1,555	1.27
14	Capital Bank Finl Corp	1,361	1.11
15	BancorpSouth Inc.	1,179	0.97
16	First Citizens Bancshares Inc.	1,177	0.96
17	Franklin Financial Network Inc	992	0.81
18	Clayton HC Inc.	976	0.80
19	First Farmers Merchants Corp.	967	0.79
20	CapStar Bank	871	0.71
24	**CapitalMark Bank & Trust**	**736**	**0.60**
	Totals	**122,070**	**100.00**

- **PNFP strengthens its Tennessee footprint**
  - Nearly $5.5B in pro forma deposits
  - #5 rank
- **Entrance into Chattanooga, TN-GA MSA and Cleveland, TN MSA**
  - Largest locally-headquartered bank by deposit market share in Chattanooga MSA
  - Chattanooga: $522.5 million in loans and $581.7 million in deposits
  - Cleveland: $69.0 million in loans and $109.9 million in deposits
- **Expands Knoxville, TN MSA presence**
  - CapitalMark's Knoxville presence includes $174.0 million in loans and $148.8 million in deposits

Source: SNL Financial, Company Documents
Note: Loan and deposit data by MSA as of 3/31/2015; Chattanooga data includes G&A deposit and selected loans (includes mortgage HFS, employee and director loans and loan suspense items)

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Pinnacle FINANCIAL PARTNERS

Deposit Market Share – MSAs

Rank	Chattanooga, TN-GA (MSA) Institutions	June '14 Total Deposits ($M)	June '14 Market Share (%)
1	First Horizon National Corp.	2,061	24.23
2	SunTrust Banks Inc.	1,594	18.74
3	Regions Financial Corp.	1,155	13.58
4	**CapitalMark Bank & Trust**	**511**	**6.01**
5	First Volunteer Corp.	416	4.89
6	SmartFinancial Inc.	332	3.90
7	N W Services Corp.	307	3.61
8	Sequatchie Valley Bcshs Inc.	278	3.27
9	First Security Group Inc.	275	3.23
10	Bank of America Corp.	227	2.67
11	LaFayette Bankshares Inc.	208	2.44
12	Community Trust & Banking Co.	115	1.35
13	Synovus Financial Corp.	114	1.34
14	General Bancshares Inc.	111	1.30
15	Community National Bank	104	1.22
16	Catoosa Bancshares Inc.	97	1.14
17	BB&T Corp.	97	1.13
18	Wells Fargo & Co.	90	1.06
19	Sequatchie County Bncp Inc.	82	0.97
20	Tri-States Bankshares Inc.	82	0.96
	Totals	8,505	100.00

Rank	Knoxville, TN (MSA) Institutions	June '14 Total Deposits ($M)	June '14 Market Share (%)
1	First Horizon National Corp.	2,722	18.46
2	SunTrust Banks Inc.	2,381	16.14
3	Regions Financial Corp.	2,163	14.67
4	Home Federal Bank of Tennessee	1,566	10.62
5	BB&T Corp.	1,173	7.95
	Pro Forma	**654**	**4.43**
6	**Pinnacle Financial Partners**	**508**	**3.44**
7	United Community Banks Inc.	506	3.43
8	Bank of America Corp.	289	1.96
9	Twin Cities Finl Svcs Inc.	265	1.80
10	Clayton HC Inc.	253	1.72
11	U.S. Bancorp	165	1.12
12	Foothills Bank & Trust	165	1.12
13	Citizens of Grainger Cnty Corp	159	1.08
14	Capital Bank Finl Corp	157	1.07
15	Community Trust Bancorp Inc.	153	1.04
16	TN Valley Financial Hldgs Inc.	148	1.01
17	**CapitalMark Bank & Trust**	**146**	**0.99**
18	Mountain Commerce Bancorp Inc	129	0.88
19	Robertson Holding Co. L.P.	127	0.86
20	Peoples Bank of the South	118	0.80
	Totals	14,748	100.00

Rank	Cleveland, TN (MSA) Institutions	June '14 Total Deposits ($M)	June '14 Market Share (%)
1	First Horizon National Corp.	266	16.91
2	First Citizens Bancshares Inc.	209	13.29
3	BB&T Corp.	203	12.92
4	Regions Financial Corp.	201	12.78
5	Bradley County Financial Corp.	189	12.01
6	United Community Banks Inc.	95	6.02
7	SunTrust Banks Inc.	92	5.83
8	**CapitalMark Bank & Trust**	**79**	**5.03**
9	First Volunteer Corp.	73	4.65
10	First Security Group Inc.	35	2.25
11	First Bank of Tennessee	32	2.07
12	Educational Svcs of Am Inc.	31	1.99
13	Peoples Bancshares of TN Inc	29	1.83
14	Athens Bancshares Corporation	28	1.80
15	Andrew Johnson Bancshares Inc.	10	0.62
	Totals	1,572	100.00

Source: SNL Financial
Note: Deposit data as of June 30, 2014

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Pinnacle FINANCIAL PARTNERS